UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 19, 2010

NIVS IntelliMedia Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34262	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On April 19, 2010, NIVS IntellMedia Technology Group, Inc. (the “Company”) entered into an underwriting agreement (the “Agreement”) with Rodman & Renshaw, LLC and WestPark Capital, Inc., as representatives of the several underwriters (collectively, the “Underwriters”), relating to the public offering by the Company of 7,294,832 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $3.29 per share. The Company also granted the Underwriters an option to purchase up to an additional 1,094,224 shares of Common Stock to cover over-allotments, if any. The Shares are expected to be delivered against payment therefor on April 23, 2010.

The offering of the Shares was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-165222) (the “Earlier Registration Statement”) and its registration statement on Form S-1 (File No. 333-166174) filed pursuant to Rule 462(b) of the Securities Act. The above description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1.

Item 7.01                      Regulation FD Disclosure.

On April 20, 2010, the Company issued a press release announcing the amount and pricing of its public offering of shares of its Common Stock. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.  The offering may be made only by means of the prospectus relating to the proposed offering.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated April 19, 2010.
99.1	Press Release dated April 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: April 21, 2010	By:	/s/ Tianfu Li
Name:Tianfu Li
Title:Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated April 19, 2010.
99.1	Press Release dated April 20, 2010.